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                                                            Exhibit 10.20.3




                                                              July 25, 1988



Mr. Robert A. Shinn
Vice President
O'Brien Energy Systems
225 S. Eighth Street
Philadelphia, PA 19106

Dear Bob:

     This letter hereby acknowledges the O'Brien Energy Systems and E. I. du Pont de Nemours & Co. mutually agree to extend the required date by which O'Brien must obtain all necessary permits to October 1, 1988, as is defined in Paragraph 2 of the Amendment #1 to the Steam Purchase contract for the proposed Parlin, NJ Cogeneration Project, dated January 12, 1988.

     If you have any questions or need additional information, please call.

     Sincerely,

     /s/ G. R. Carson

     G. R. Carson
     Senior Purchasing Agent



cc:  Chet George - Du Pont